UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2016

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey	001-37565	98-1057807
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House La Rue Le Masurier St. Helier, Jersey JE2 4YE (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, in February 2015, NovoCure Limited (the “Company”) entered into a settlement agreement with the Technion Research and Development Foundation and the Technion - Israel Institute of Technology (collectively, “Technion”) whereby the Company agreed to resolve certain potential intellectual property disputes among the Company, Technion and the Company’s Chief Technology Officer. In settlement of these potential disputes, among other consideration, the Company granted Technion an option to acquire 1,005,210 ordinary shares of the Company, with no exercise price. On October 7, 2016, Technion exercised this option, resulting in the issuance of 1,005,210 ordinary shares of the Company.  This issuance was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Regulation S under the Securities Act and under Section 4(a)(2) of the Securities Act regarding transactions not involving a public offering.

Item 5.02. Appointment of Certain Officers; Election of Directors; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Asaf Danziger

On October 10, 2016, a subsidiary of the Company entered into an employment agreement with Asaf Danziger, Chief Executive Officer (the “Danziger Agreement”).  The Danziger Agreement supersedes in its entirety the employment agreement that was previously entered into between Mr. Danziger and the Company.  Under the Danziger Agreement, Mr. Danziger’s employment is within the meaning of the Hours of Work and Rest Law, 5711-1951, which requires a special measure of personal trust and may be terminated by either Mr. Danziger or the Company at any time, subject to the Company’s obligation to provide severance in certain instances as discussed below.  Pursuant to the Danziger Agreement, Mr. Danziger will receive an annual base salary of $624,000 per year.  In addition, Mr. Danziger is eligible to receive a discretionary annual cash bonus of up to 75% of his annual base salary based on achievement of performance goals set by the Board (or committee thereof) in its sole discretion, and further subject to his continued employment through the payment date.  Under the Danziger Agreement, Mr. Danziger will devote his full business time to the performance of his duties on behalf of the Company and its respective direct and indirect subsidiaries and affiliates (together, the “Novocure Group”).

Mr. Danziger is generally eligible to participate in Company’s 2015 Omnibus Incentive Plan as determined by the Board (or committee thereof).  Mr. Danziger will not receive any special equity grant in connection with the execution of the Danziger Agreement.

Mr. Danziger is eligible to participate in the employee benefits generally provided to similarly-situated executive employees, subject to the satisfaction of any eligibility requirements.  Mr. Danziger shall be entitled to twenty-eight (28) paid vacation days per annum.  Unused vacation days may be accumulated (for two subsequent years) or redeemed under certain limitations.   Mr. Danziger shall be entitled to recuperation pay (d’mey havra’ah) in accordance with the provisions of the applicable law.  Mr. Danziger shall be entitled to one (1) month of paid sick days, fully compensated with the regular base salary, per each year.  Unused sick days may be accumulated for use in subsequent years, up to the maximum of six (6) months.  The Company has contractually agreed to adhere to the provisions of the General Approval  and to contribute on a monthly basis to a Managers Insurance Policy on his behalf.  Such monthly contributions cover pension and disability benefits as well as severance pay in lieu of our statutory obligation to provide such payment under the Severance Pay Law.   Pursuant to the Danziger Agreement, Mr. Danziger is the beneficiary of a Managers Insurance Policy pursuant to which the Company contributes on a monthly basis 8.33% of his monthly gross salary in respect of severance, 5% of monthly gross salary in respect of pension benefits and up to 2.5% of monthly gross salary in respect of disability benefits.  In addition to these company contributions, Mr. Danziger contributes to his Managers Insurance Policy by way of a deduction from his monthly salary, a monthly amount equal to 5% of his monthly gross salary. In addition, the Company contributes to an advance study fund/professional education fund (keren hishtalmut) for the benefit of Mr. Danziger in Israel.   The Company will contribute an amount equal to 7.5% of his monthly gross salary to a professional education fund, and the Company will deduct 2.5% of Mr. Danziger’s monthly gross salary for an employee contribution to these funds.  The difference between the sum reflecting 7.5% of Mr. Danziger’s monthly base salary (Company’s contributions) and the deductible amount will be added to the monthly salary but shall not be deemed as part of the salary for any purpose (including calculation of severance pay, social benefits and the annual bonus).   In addition, the Danziger Agreement entitles Mr. Danziger to a monthly automobile allowance of $4,000 per month (on an after-tax basis).

Upon termination of Mr. Danziger’s employment by the Company without “cause” (but for reasons other than death or “disability”) or resignation by Mr. Danziger for “good reason” (each a “Qualifying Termination”) prior to a “change in control,”  subject to Mr. Danziger’s execution without revocation of a release of claims, the Company will provide Mr. Danziger with a Severance Adjustment, payable in a lump sum, which will be equal to the positive difference, if any, between (a) Mr. Danziger’s annual base salary and (b) the contributed policy value (i.e. the amount in the managers insurance policy/pension fund which is attributable to the Company’s contributions in respect of severance pay) (the “Contributed Policy Value”).

Upon a Qualifying Termination within twelve (12) months following a change in control, and subject to Mr. Danziger’s execution without revocation of a release of claims, the Company will provide Mr. Danziger with a CIC Severance Adjustment, payable in a lump sum, which will be equal to the positive difference, if any, between (a) the sum of two-times his annual base salary plus two times target annual bonus, and (b) the Contributed Policy Value. Additionally, any stock options or other equity awards granted to Mr. Danziger after the effective date of the Danziger Agreement will become fully vested on the date of his termination.

Pursuant to the Danziger Agreement, Mr. Danziger is subject to perpetual confidentiality and non-disparagement covenants, as well as non-compete and employee, customer and supplier non-solicit covenants applicable during his employment and for twelve (12) months thereafter.

A copy of the Danziger Agreement is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference in its entirety into this Item 5.02.  The foregoing description of the Danziger Agreement is qualified in its entirety by reference to the full text of the Danziger Agreement and does not purport to be complete.

Wilhelmus Groenhuysen

On October 10, 2016, a subsidiary of the Company entered into an employment agreement with Wilhelmus Groenhuysen (the “Groenhuysen Agreement”).  The Groenhuysen Agreement supersedes in its entirety the employment agreement that was previously entered into between Mr. Groenhuysen and a subsidiary of the Company.  Under the Groenhuysen Agreement, Mr. Groenhuysen’s employment is “at-will” and may be terminated by either Mr. Groenhuysen or the Company at any time, subject to the Company’s obligation to provide severance in certain instances as discussed below.  Pursuant to the Groenhuysen Agreement, Mr. Groenhuysen will receive an annual base salary of $600,600 per year.  In addition, Mr. Groenhuysen is eligible to receive a discretionary annual cash bonus of up to 50% of his annual base salary based on achievement of performance goals set by the Board (or committee thereof) in its sole discretion, and further subject to his continued employment through the payment date.  Under the Groenhuysen Agreement, Mr. Groenhuysen will devote his full business time to the performance of his duties on behalf of the Novocure Group.

Mr. Groenhuysen is generally eligible to participate in Company’s 2015 Omnibus Incentive Plan as determined by the Board (or committee thereof).  Mr. Groenhuysen will not receive any special equity grant in connection with the execution of the Groenhuysen Agreement.

Mr. Groenhuysen is eligible to participate in the employee benefits generally provided to similarly-situated executive employees, subject to the satisfaction of any eligibility requirements.  The Groenhuysen Agreement provides Mr. Groenhuysen coverage under the Company-sponsored life insurance plan with face value of at least two times the value of his base salary, as well as coverage under the Company-paid long-term and supplemental long-term disability plans.  In addition, the Groenhuysen Agreement entitles Mr. Groenhuysen to a monthly automobile allowance of $1,100 per month and reimbursement for financial planning up to a maximum of $10,000 per year.

Upon termination of Mr. Groenhuysen’s employment by the Company without “cause” (but for reasons other than death or “disability”) or resignation by Mr. Groenhuysen for “good reason” (each a “Qualifying Termination”) prior to a “change in control,”  subject to Mr. Groenhuysen’s execution without revocation of a release of claims, he will be eligible to receive continued payment of his base salary, paid in a lump sum, and, to the extent he timely elects COBRA continuation coverage and pays the full monthly premiums, a monthly amount equal to the full monthly premium for COBRA continuation coverage for the level of coverage in effect for Mr. Groenhuysen and his eligible dependents as of the date of termination until the earlier of (i) twelve (12) months following the date of termination and (ii) the date Mr. Groenhuysen is eligible for coverage under a subsequent employer’s health plan.

Upon a Qualifying Termination within twelve (12) months following a change in control, and subject to Mr. Groenhuysen’s execution without revocation of a release of claims, Mr. Groenhuysen will be eligible to receive an aggregate amount equal to the sum of two times his base salary plus target annual bonus, paid in a lump sum, and to the extent he timely elects COBRA continuation coverage and pays the full monthly premiums, a monthly amount equal to the full monthly premium for COBRA continuation coverage for the level of coverage in effect for Mr. Groenhuysen and his eligible dependents as of the date of termination until the earlier of (i) twelve (12) months following the date of termination and (ii) the date Mr. Groenhuysen is eligible for coverage under a subsequent employer’s health plan. Additionally, any stock options or other equity awards granted to Mr. Groenhuysen after the effective date of the Groenhuysen Agreement will become fully vested on the date of his termination.

The Groenhuysen Agreement also provides that, in the event that any payments Mr. Groenhuysen may receive in connection with a change in control of the Company are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such payments will be reduced to the greatest amount payable that would not result in such tax, but only if it is determined such reduction would cause Mr. Groenhuysen to be better off, on a net after-tax basis, than without such reduction and payment of the excise tax under Section 4999 of the Code.

Pursuant to the Groenhuysen Agreement, Mr. Groenhuysen is subject to perpetual confidentiality and non-disparagement covenants, as well as non-compete and employee, customer and supplier non-solicit covenants applicable during his employment and for twelve (12) months thereafter.

A copy of the Groenhuysen Agreement is filed as Exhibit 10.2 attached hereto and is incorporated herein by reference in its entirety into this Item 5.02.  The foregoing description of the Groenhuysen Agreement is qualified in its entirety by reference to the full text of the Groenhuysen Agreement and does not purport to be complete.

Michael Ambrogi

On October 10, 2016, a subsidiary of the Company entered into an employment agreement with Michael Ambrogi (the “Ambrogi Agreement”).  The Ambrogi Agreement supersedes in its entirety the employment agreement that was previously entered into between Mr. Ambrogi and a subsidiary of the Company.  Under the Ambrogi Agreement, Mr. Ambrogi’s employment is “at-will” and may be terminated by either Mr. Ambrogi or the Company at any time, subject to the Company’s obligation to provide severance in certain instances as discussed below.  Pursuant to the Ambrogi Agreement, Mr. Ambrogi will receive an annual base salary of $354,900 per year.  In addition, Mr. Ambrogi is eligible to receive a discretionary annual cash bonus of up to 50% of his annual base salary based on achievement of performance goals set by the Board (or committee thereof) in its sole discretion, and further subject to his continued employment through the payment date.  Under the Ambrogi Agreement, Mr. Ambrogi will devote his full business time to the performance of his duties on behalf of the Novocure Group.

Mr. Ambrogi is generally eligible to participate in Company’s 2015 Omnibus Incentive Plan as determined by the Board (or committee thereof).  Mr. Ambrogi will not receive any special equity grant in connection with the execution of the Ambrogi Agreement.

Mr. Ambrogi is eligible to participate in the employee benefits generally provided to similarly-situated executive employees, subject to the satisfaction of any eligibility requirements.  In addition, the Ambrogi Agreement entitles Mr. Ambrogi to a monthly automobile allowance of $1,000 per month.

Upon termination of Mr. Ambrogi’s employment by the Company without “cause” (but for reasons other than death or “disability”) or resignation by Mr. Ambrogi for “good reason” (each a “Qualifying Termination”) prior to a “change in control,”  subject to Mr. Ambrogi’s execution without revocation of a release of claims, he will be eligible to receive continued payment of 75% of his base salary in substantially equal installments over nine (9) months from the date of termination, and, to the extent he timely elects COBRA continuation coverage and pays the full monthly premiums, a monthly amount equal to the full monthly premium for COBRA continuation coverage for the level of coverage in effect for Mr. Ambrogi and his eligible dependents as of the date of termination for up to nine (9) months following the date of termination.

Upon a Qualifying Termination within twelve (12) months following a change in control, and subject to Mr. Ambrogi’s execution without revocation of a release of claims, Mr. Ambrogi will be eligible to receive an aggregate amount equal to the sum of one and one-half  times his base salary plus target annual bonus, paid in installments over eighteen (18) months from the date of termination, and to the extent he timely elects COBRA continuation coverage and pays the full monthly premiums, a monthly amount equal to the full monthly premium for COBRA continuation coverage for the level of coverage in effect for Mr. Ambrogi and his eligible dependents as of the date of termination, for up to twelve (12) months following the date of termination. Additionally, any stock options or other equity awards granted to Mr. Ambrogi after the effective date of the Ambrogi Agreement will become fully vested on the date of his termination.

The Ambrogi Agreement also provides that, in the event that any payments Mr. Ambrogi may receive in connection with a change in control of the Company are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such payments will be reduced to the greatest amount payable that would not result in such tax, but only if it is determined such reduction would cause Mr. Ambrogi to be better off, on a net after-tax basis, than without such reduction and payment of the excise tax under Section 4999 of the Code.

Pursuant to the Ambrogi Agreement, Mr. Ambrogi is subject to perpetual confidentiality and non-disparagement covenants, as well as non-compete and employee, customer and supplier non-solicit covenants applicable during his employment and for nine (9) months thereafter.

A copy of the Ambrogi Agreement is filed as Exhibit 10.3 attached hereto and is incorporated herein by reference in its entirety into this Item 5.02.  The foregoing description of the Ambrogi Agreement is qualified in its entirety by reference to the full text of the Ambrogi Agreement and does not purport to be complete.

All capitalized terms used herein shall have the same meaning assigned to them in the respective employment agreement.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of October 10, 2016, by and between NovoCure (Israel) Ltd. and Asaf Danziger
10.2	Employment Agreement, dated as of October 10, 2016, by and between Novocure USA LLC and Wilhelmus Groenhuysen
10.3	Employment Agreement, dated as of October 10, 2016, by and between Novocure USA LLC and Michael Ambrogi

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: October 14, 2016

By: /s/ Wilhelmus Groenhuysen

       Name: Wilhelmus Groenhuysen

       Title: Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of October 10, 2016, by and between NovoCure (Israel) Ltd. and Asaf Danziger
10.2	Employment Agreement, dated as of October 10, 2016, by and between Novocure USA LLC and Wilhelmus Groenhuysen
10.3	Employment Agreement, dated as of October 10, 2016, by and between Novocure USA LLC and Michael Ambrogi